EXHIBIT 10.17

swissfirst
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swissfirst Bank AG

                              OTC Contract Note
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Seller:                          Roche Holdings, Inc.
                                 Herrn M.F. Kohler

Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Number of Contracts:             44,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      December 5, 2001

Value Date:                      December 10, 2001

Expiration Date:                 November 15, 2002

Strike Price:                    USD 80.00

Price Per Option:                USD 11.00

Total Premium:                   USD 484,000.00

Total Underlying Value:          USD 3,520,000.00

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To be transmitted by telefax to swissfirst Bank AG:
Telefax Number +4441-1-204 81 81
Acknowledged by:  Roche Holdings, Inc.